Exhibit 99.2
NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF STOCKHOLDERS

PLEASE VOTE TODAY

Dear Stockholders,

The Special Meeting of Stockholders of Anteris Technologies Global Corp. (the “Company”), after being convened on Thursday, September 18, 2025, at 5:00 p.m. Central time (being 8:00 a.m. AEST on Friday, September 19, 2025), was adjourned, without any business being conducted, due to lack of the required quorum. The adjourned Special Meeting will be held on Monday, September 29, 2025 at 8:00 a.m. Central time (being 11:00 p.m. AEST on Monday, September 29, 2025).

The Company will be holding its adjourned Special Meeting virtually, via live webcast at www.virtualshareholdermeeting.com/AVR2025SM. The record date for the Special Meeting, August 11, 2025 (the “Record Date”), is unchanged and applies to the adjourned Special Meeting.

The Special Meeting will be held for the following purposes, each set forth in the definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2025 (the “Proxy Statement”):

1.
to approve ASX Limited’s (the “ASX”) grant to the Company of a waiver from ASX Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing Rule 7.1, and otherwise on the terms and conditions summarized in this Proxy Statement (the “ASX Waiver Proposal”);

2.	to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the ASX Waiver Proposal; and
3.	to consider and transact such other business as may properly come before the Special Meeting.

Voting Details

If you have already voted your shares of Common Stock or directed CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CHESS Depositary Interests (“CDIs”) by completing the CDI Voting Instruction Form and you do not desire to change your vote, your prior vote will remain voted without the need for you to take any additional action. If you desire to change your vote, you should following the directions provided in the Proxy Statement.

If you held shares of Common Stock on the Record Date and have not yet voted, you may do so now using the directions provided in the Proxy Statement. To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted via the Internet or by telephone should be received by 11:59 p.m. Eastern time on September 28, 2025 (being 1:59 p.m. AEST on September 29, 2025), and proxies submitted by mail should be received by the close of business on September 26, 2025 (being 7:00 a.m. AEST on September 27, 2025).

If you held CDIs on the Record Date and you have not yet directed CDN to vote by completing the CDI Voting Instruction Form, you may submit your completed CDI Voting Instruction Form to Computershare, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, prior to 5:00 p.m. Central time on September 25, 2025 (being 8:00 a.m. AEST on September 26, 2025) in accordance with the instructions on the CDI Voting Instruction Form.

Important Additional Information

The Company filed the Proxy Statement with the SEC on August 18, 2025, which should be read in conjunction with this notice. To the extent information in this notice updates or conflicts with information contained in the Proxy Statement, the information in this notice is more current. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Stockholders may obtain a free copy of the Proxy Statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC’s website at https://www.sec.gov or on the “SEC Filings” section of the Company’s website at https://www.anteristech.com/investors.

REMEMBER: Your vote is important, no matter how large or small your holdings may be. Please take a moment to vote your shares.